KNOWLEDGE  DISCIPLINE  SERVICE  CHOICE
---------------------------------------
YOU SHOULD KNOW WHAT INVESCO KNOWS (TM)
---------------------------------------

INVESCO Specialty Funds

LATIN AMERICAN GROWTH
REALTY
TELECOMMUNICATIONS
 (FORMERLY, WORLDWIDE COMMUNICATIONS)




                                     ANNUAL








                                 [INVESCO ICON]
                                    INVESCO

ANNUAL REPORT | July 31, 1999

--------------------------------------------------------------------------------
"... WE REMAIN OPTIMISTIC THAT THE TELECOMMUNICATIONS REVOLUTION HAS FAR TO GO, AND WE HOPE TO BE ABLE TO REPORT ON FURTHER SUCCESSES." (PAGE 8)
--------------------------------------------------------------------------------

The line graphs illustrate the value of a $10,000 investment, plus reinvested dividends and capital gain distributions, for the periods from inception through 7/31/99. The charts and other total return figures cited reflect the funds' operating expenses, but the indexes do not have expenses, which would, of course, have lowered their performance. (Of course, past performance is not a guarantee of future results.)(1),(2)

Note: Because we believe Telecommunications Fund is best compared to the S&P 500 due to the nature of our investment strategy, we will eventually no longer use the MSCI-EAFE Index.

Graph: INVESCO Latin American Growth Fund Total Return from Inception (2/95) vs.
       MSCI Emerging Markets - Latin America

       This line graph compares the value of a $10,000 investment in INVESCO Latin American Growth Fund to the value of a $10,000 investment in the MSCI Emerging Markets-Latin America Index, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (2/95) through 7/31/99.

Graph: INVESCO Realty Fund Total Return from Inception (1/97) vs. NAREIT and S&P
       500.

       This line graph compares the value of a $10,000 investment in INVESCO Realty Fund to the value of a $10,000 investment in each of the S&P 500 and NAREIT Indexes, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (1/97) through 7/31/99.

Graph: INVESCO Telecommunications Fund Total Return from Inception (8/94) vs.
       MSCI-EAFE and S&P 500

       This line graph compares the value of a $10,000 investment in INVESCO Telecommunications Fund to the value of a $10,000 investment in each of the MSCI-EAFE and S&P 500 Indexes, assuming in each case reinvestment of all dividends and capital gain distributions, for the period from inception (8/94) through 7/31/99.

                                  TOTAL RETURN
                            PERIODS ENDED 7/31/99(1)

                           6 months     1 year     Since Inception*     Page
--------------------------------------------------------------------------------
LATIN AMERICAN GROWTH        43.27%    -24.87%         0.92% (2/95)        3
--------------------------------------------------------------------------------
REALTY                        1.45%    -13.29%        -3.59% (1/97)        5
--------------------------------------------------------------------------------
TELECOMMUNICATIONS           31.57%     65.52%        33.89% (8/94)        7
--------------------------------------------------------------------------------
*AVERAGE ANNUALIZED

LATIN AMERICAN GROWTH FUND
Your Fund's Performance: A Report From The Manager
--------------------------------------------------------------------------------

Dear Shareholder:

This was a very disappointing period for our fund. The financial crisis that began in Asia and spread to emerging markets around the world took a heavy toll on our investments, one from which we are still recovering. Over the past six months, for example, our fund has gained 43.27%, but this has still left us with a substantial loss over the past year.(1)

For the one-year period ended July 31, 1999, the value of your shares declined 24.87%. This decline exceeded that of the MSCI Emerging Markets Latin America Index over the same period, which fell 5.23%. (Of course, past performance is not a guarantee of future results.)(1),(2)

PROBLEMS OVERSEAS AND AT HOME
As we noted in our semiannual report, Latin American markets experienced many problems last year, only some of which were of the regions own making. In the face of the Asian turmoil that first erupted two years ago, investors became very reluctant to invest in any emerging market; this anxiety reached a pitch following the Russian loan default, which seemed to unfairly indict all emerging markets, including those in Latin America. Additionally, the drop in world commodity prices proved harmful to Latin American economies, many of which rely on exports of agricultural goods, raw materials, and other commodities.

Not all problems stemmed from foreign sources, however. Brazil's currency problems, and particularly its massive devaluation early this year, sent markets throughout the region dramatically lower--just as Asia itself began to recover. Political instability in another important regional economy, Venezuela, has also served as a drag on the markets. Most importantly, many Latin American economies slipped into recession as they proved unable to reconcile their need for foreign capital and a stable currency with constricting export markets and evaporating domestic demand.

A REVISED FOCUS
Our fund suffered especially from these events, largely because of its heavy investment in Brazilian firms before the onset of problems in 1998. Since assuming management of the fund last fall, I have begun moving our holdings into companies more closely tied to growth outside the region mainly those that focus on exports and earn U.S. dollars for their goods. While maintaining our emphasis on Brazil, I have also increased our exposure to the faster-growing economies of Chile and Argentina.

Investors in Latin American markets can take comfort in the fact that they own stocks that are still relatively inexpensive compared to world averages. Overseas investing will always carry with it extra risks, but we are confident that our fund has already withstood most of the tough pitches--a rising dollar, low commodity prices, and the flight to established markets--the international economy can throw at it. After all this bad news, perhaps investors will begin focusing on the potential of this large, demographically dynamic, and resource-rich region.

/s/ David Manuel

David Manuel
Lead Manager

--------------------------------------------------------------------------------
FUND MANAGER

MANAGED BY A GROUP OF SPECIALISTS IN THE VARIOUS COUNTRIES.  TEAM LEADER:

DAVID MANUEL

PORTFOLIO MANAGER,  INVESCO ASSET MANAGEMENT LIMITED (LONDON).  BA,
DOWNING COLLEGE; PHD, IMPERIAL COLLEGE. JOINED INVESCO IN 1998. BEGAN INVESTMENT CAREER IN 1987. HAS MANAGED THIS FUND SINCE 1998.

REALTY FUND
Your Fund's Performance: A Report From The Managers
--------------------------------------------------------------------------------

Dear Shareholder:

When we last wrote you, we noted our frustration with the disparity between the healthy real estate market and the sickly valuations of many real estate companies. Despite generally high occupancy rates and moderate levels of new construction, many investors took a gloomy view of real estate investment trust
(REIT) firms. The combination of low-priced stocks and healthy profits caused yields on REIT stocks to jump to very high levels, which indicated to us that the prices were unlikely to stay so low for long.

Indeed, investors began to find opportunity in this disparity this spring. Most notable among them was the famous investor Warren Buffett, who announced $50 million worth of REIT investments in April. Partly based on the announcement from the sage of Omaha, the REIT market began a rebound. Our fund participated in this rebound, although not to the full extent we had hoped.

For the one-year period ended July 31, 1999, the value of your shares declined 13.29%. This return significantly trailed that of the S&P 500 over the same period, which rose 20.20%, but it was more in line with the NAREIT Index, which fell 5.76%. (Of course, past performance is not a guarantee of future results.)(1),(2)

REALTY FEARS DISSIPATE
Two of the fears that drove the REIT market lower in 1998 dissipated in 1999. First, the American economy did not slow significantly, which would have caused demand to slacken. Second, and perhaps just as important, fears of a global deflation, one which would drag down real estate prices along with those of other hard assets such as metals, proved unfounded. Indeed, inflation rather than deflation became the central concern of many investors. The fear of higher interest rates began to have a negative effect on the markets as spring began, and the REIT sector was not immune.

--------------------------------------------------------------------------------
FUND MANAGERS

JOE V. RODRIGUEZ, JR., CFP
PORTFOLIO MANAGER, INVESCO REALTY ADVISORS. BBA, MBA, BAYLOR UNIVERSITY. JOINED INVESCO IN 1990. BEGAN INVESTMENT CAREER IN 1983. HAS MANAGED THIS FUND SINCE ITS INCEPTION IN JANUARY 1997.

JAMES W. TROWBRIDGE
PORTFOLIO MANAGER, INVESCO REALTY ADVISORS. BS, INDIANA UNIVERSITY. JOINED INVESCO IN 1989. BEGAN INVESTMENT CAREER IN 1975. HAS MANAGED THIS FUND SINCE ITS INCEPTION IN JANUARY 1997.

Should the American economy continue to remain in danger of growing too fast, however, we are optimistic that REITs will prove a relatively attractive investment. Hard assets such as property are relatively safe havens in times of inflationary pressure, as they tend to appreciate. Indeed, further economic growth will only heighten the already healthy demand for real estate.

A FOCUS ON THE STRONG ECONOMY
One area likely to benefit from the continued strong growth of the U.S. economy is the office properties sector. Many office REITs are enjoying strong internal cash flow, and two factors suggest that the future may be even brighter. First, many REITs have been locked into long-term embedded leases with tenants. These leases are now turning over, allowing office REITs to renegotiate leases at much more attractive prices. Second, the pessimism that surrounded REITs last year is now helping many firms. Unable to obtain credit, REITs and other private developers cut back on new construction last year, thus improving the future balance between office supply and demand.

While we are currently heavily invested in office REITs, we have been scaling back our investments in retail REITs. Many investors worry that the Internet and online retailing will take a toll on brick-and-mortar merchandisers, which would in turn hurt the companies that provide them sales space. This may or may not prove to be the case, but it seems to us a factor that will continue to drive prices in the industry lower until the issue is resolved.

It is worth noting, however, that we think it is difficult at this point to stumble over a bad area of investment in REITs, if only because virtually all REITs remain very inexpensive compared to the broader stock market. In our opinion, REITs suffered from a fire sale of sorts last year. While some of the choicest companies have been snatched up by us and other investors, we believe that many attractively priced firms remain. We hope that these investments--bargains, to our thinking--will allow us to offer you some much better news in our next report.


/s/ James W. Trowbridge                         /s/ Joe V. Rodriguez

James W. Trowbridge                             Joe V. Rodriguez
Portfolio Manager                               Portfolio Manager

TELECOMMUNICATIONS FUND
(FORMERLY WORLDWIDE COMMUNICATIONS)
Your Fund's Performance: A Report From The Manager
--------------------------------------------------------------------------------
Dear Shareholder:

We are happy to report that this was an extremely successful year for our fund by almost any measure. The telecommunications sector proved exceptionally vibrant, but our fund also performed well when compared to others that target telecommunications firms. For the one-year period ended 8/31/99, INVESCO Telecommunications Fund was ranked #2 of 11 telecommunications funds by Lipper Analytical Services, based on total returns unadjusted for commissions. The fund was ranked #1 of 6 for the five-year period. (Lipper is an independent mutual fund analyst.)

For the one-year period ended July 31, 1999, the value of your shares rose 65.52%. This return handily exceeded that of the S&P 500 and MSCI-EAFE over the same period, which rose 20.20% and 10.02%, respectively. (Of course, past performance is not a guarantee of future results.)(1),(2)

THREE FORCES
Throughout the past year, we have maintained a consistent focus on the three forces we believe are driving change in the industry.

o The first of these is the deregulation of the industry around the world, which is creating valuable new opportunities for the most competitive firms.

o The second major trend is the huge growth in data traffic spurred by the Internet, which is creating the need for vast amounts of new communications infrastructure.

o Finally, the migration of voice traffic to wireless carriers is shifting around the competitive landscape.

Of course, not all major companies will benefit from these changes equally. While targeting a large range of firms, therefore, we have focused on those we believe to be most solidly positioned. This has led us to communications equipment manufacturers, in particular. Some, like the Internet router maker Cisco Systems, are large and well known; others, such as the communications chip maker JDS Uniphase, are less so. Yet they all share the advantage of proprietary technologies that are integral to the sectors expansion.

A FLUID ENVIRONMENT
Among carriers, the situation is much more fluid. Through a process of consolidation, the ranks of globally competitive carriers has been steadily shrinking. In the United States, many of the Baby Bells left from the breakup of
--------------------------------------------------------------------------------
FUND MANAGER

BRIAN HAYWARD, CFA
VICE PRESIDENT, INVESCO FUNDS GROUP. BA, MA, UNIVERSITY OF MISSOURI. JOINED INVESCO IN 1997. BEGAN INVESTMENT CAREER IN 1985. HAS MANAGED THIS FUND SINCE MAY 1997.

AT&T have rejoined, while cross-border alliances are linking these and other firms with formerly staid competitors in Europe and elsewhere. Although it becomes steadily clearer, the end result of this consolidation is difficult to foresee precisely at this moment.

As a result, we have been more active in moving around our investments in long-distance and local telecommunications firms. Lately, we have reduced our exposure to long-distance firms based on our determination that price competition within the industry is becoming more intense. Additionally, we have reduced our exposure to firms such as America Online, whose valuations became extremely high due to Internet speculation. Instead, our largest holding now is SBC Communications, which is assembling a unique structure out of former Baby Bells that will allow it to serve lucrative urban markets across a wide swath of the country.

Our gains over this past year were extraordinary in the true sense of the word, and we would not want investors to come to expect similar ones as we move forward. Still, we remain optimistic that the telecommunications revolution has far to go, and we hope to be able to report on further successes though, as always in investing, this can never be guaranteed.

/s/ Brian Hayward

Brian Hayward
Vice President

INVESCO | ANNUAL REPORT | JULY 31, 1999
--------------------------------------------------------------------------------
MARKET HEADLINES:
AUGUST 1998 TO JULY 1999
The turnaround in the fall of 1998 may be remembered as one of the most striking periods in stock market history. On the heels of the Asian financial crisis, the markets seemed in a freefall, but a quick series of rate cuts by the Federal Reserve Board provided a quick burst of confidence to bargain-hunting investors.

Throughout the winter, the largest, fastest-growing companies led U.S. stock market advances as investors kept one eye on the continuing problems overseas and another on the blossoming technological promise of the American economy. The firms most directly tied to technological innovations, such as telecommunications companies and Internet providers, outdistanced the pack. Meanwhile, cyclical issues suffered, as did many small or slower-growing company stocks.

By the spring of 1999, however, the threat of economic overheating rather than worldwide depression loomed largest in many investors minds. Signs of renewed economic strength abroad and remarkable growth figures at home led many to believe that the Federal Reserve Board would soon reverse course and tighten the money supply to cool down the economy--and indeed, market interest rates crept upward. Too much growth rather than too little encouraged many to head for cyclical industries poised to benefit from improving markets.

As the cyclical rotation continued, the market averages seemed to bounce against a ceiling, putting an end to their dizzying ascent since the fall. Although investors headed back into the market in June, reassured once again by economic data that inflation was not an imminent threat, they headed back out in July in response to disturbing information about employment costs. With investors focusing one eye over the shoulders of the Federal Reserve on data about inflationary pressures, and the other eye on impressive earnings reports, the market seemed primed for more volatility ahead.

SINCE THE FUNDS ARE ACTIVELY MANAGED, HOLDINGS WILL CHANGE OVER TIME.

(1)TOTAL RETURN ASSUMES REINVESTMENT OF DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS FOR THE PERIODS INDICATED. PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT, WHEN REDEEMED, AN INVESTORS SHARES MAY BE WORTH MORE OR LESS THAN WHEN PURCHASED.

(2)THE S&P 500 IS AN UNMANAGED INDEX OF COMMON STOCKS CONSIDERED REPRESENTATIVE OF THE BROAD U.S. STOCK MARKET THE MSCI-EMERGING MARKETS-LATIN AMERICA INDEX IS AN UNMANAGED INDEX INDICATIVE OF THE LATIN AMERICAN MARKETS, AND THE NAREIT IS AN UNMANAGED INDEX INDICATIVE OF THE U.S. REAL ESTATE INVESTMENT TRUST MARKET. FINALLY, THE MSCI-EAFE IS AN UNMANAGED INDEX INDICATIVE OF THE EQUITY MARKETS OF EUROPE, AUSTRALIA, AND THE FAR EAST.

YEAR 2000 COMPUTER ISSUE (UNAUDITED)
Many computer systems in use today may not be able to recognize any date after December 31, 1999. If these systems are not fixed by that date, it is possible that they could generate erroneous information or fail altogether. INVESCO has committed substantial resources in an effort to make sure that its own major computer systems will continue to function on and after January 1, 2000. Of course, INVESCO cannot fix systems that are beyond its control. If INVESCO's own systems, or the systems of third parties upon which it relies, do not perform properly after December 31, 1999, the funds could be adversely affected.

In addition, the markets for, or values of, securities in which the funds invest may possibly be hurt by computer failures affecting portfolio investments or trading of securities beginning January 1, 2000. For example, improperly functioning computer systems could result in securities trade settlement problems and liquidity issues, production issues for individual companies and overall economic uncertainties. Individual issuers may incur increased costs in making their own systems Year 2000 compliant. The combination of market uncertainty and increased costs means that there is a possibility that Year 2000 computer issues may adversely affect the funds investments.

TEN LARGEST COMMON STOCK HOLDINGS

INVESCO Specialty Funds, Inc.
July 31, 1999

DESCRIPTION                                                                VALUE
--------------------------------------------------------------------------------
Latin American Growth Fund
Grupo Televisa SA de CV Participation Certificates
  Representing Series A, D & L Shrs                           $        1,100,884
Carso Global Telecomunicaciones SA Series A-1 Shrs                       819,847
Telecomunicacoes Brasileiras SA                                          701,934
Grupo Carso SA de CV Series A-1 Shrs                                     594,123
Cemex SA de CV Series B Shrs                                             578,551
Kimberly-Clark de Mexico SA de CV Series A Shrs                          565,588
Cia Paranaense de Energia-Copel                                          559,172
Quinenco SA Sponsored ADR Representing 10 Ord Shrs                       523,375
Grupo Industrial Saltillo SA de CV Series B Shrs                         504,685
Cia Cervecerias Unidas SA Sponsored ADR Representing 5 Cmn Shrs          497,562

Realty Fund
Starwood Hotels & Resorts Worldwide SBI Class B Shrs          $        1,404,000
Equity Office Properties Trust                                         1,105,500
Avalonbay Communities                                                  1,093,568
Prologis Trust SBI                                                       890,238
Arden Realty                                                             888,300
Public Storage                                                           883,650
Duke-Weeks Realty                                                        875,000
Equity Residential Properties Trust SBI                                  826,250
Apartment Investment & Management Class A Shrs                           816,250
Trizec Hahn                                                              798,188

Telecommunications Fund
SBC Communications                                            $       31,201,500
NEXTLINK Communications Class A Shrs                                  30,924,075
Mannesmann AG                                                         28,258,253
Vodafone Airtouch PLC Sponsored ADR Representing 10 Ord Shrs          28,143,850
Cisco Systems                                                         27,990,419
COLT Telecom Group PLC Sponsored ADR Representing 4 Ord Shrs          27,668,375
EchoStar Communications Class A Shrs                                  27,582,475
MCI WorldCom                                                          22,523,490
Frontier Corp                                                         22,197,175
Metromedia Fiber Network Class A Shrs                                 21,433,800

Composition of holdings is subject to change.

STATEMENT OF INVESTMENT SECURITIES


INVESCO SPECIALTY FUNDS, INC.
July 31, 1999


                                                                    SHARES OR
                                                    INDUSTRY        PRINCIPAL
%       DESCRIPTION                                     CODE           AMOUNT            VALUE

Latin American Growth Fund
62.28   COMMON STOCKS
6.27    ARGENTINA
        Acindar Industria Argentina de Aceros
          Series B Shrs(a)                                IS           93,517   $       99,158
        Banco de Galicia y Buenos Aires SA de CV
          Sponsored ADR Representing 4 Class B Shrs(a)    BK           17,000          276,250
        Banco Hipotecario SA(a)                           FN           21,507          189,333
        Banco Rio de la Plata SA Sponsored ADR
          Representing 2 Class B Shrs                     BK           40,000          360,000
        Bansud SA Series B Shrs(a)                        BK           85,000          176,003
        Juan Minetti SA                                   BD          146,648          384,333
==============================================================================================
                                                                                     1,485,077
7.66    BRAZIL
        Cia Paranaense de Energia-Copel                   EU      132,000,000          559,172
        Rossi Residencial SA GDR Regulation S
          Representing 5 Ord Shrs(c)                      HB           58,600           46,880
        Tele Centro Sul Participacoes SA(a)               TN       49,936,000          231,936
        Telecomunicacoes Brasileiras SA                   TN       16,837,000          701,934
        Telecomunicacoes de Sao Paulo SA                  TN        3,500,000          276,259
==============================================================================================
                                                                                     1,816,181
8.30    CHILE
        Banco Santiago SA Sponsored ADR Representing
          1,039 Ord Shrs                                  BK           15,000          320,625
        Cia Cervecerias Unidas SA Sponsored ADR
          Representing 5 Cmn Shrs                         BV           19,000          497,562
        Embotelladora Arica SA Sponsored ADR
          Representing 10 Class B Shrs(b)                 BV           15,000          165,000
        Quinenco SA Sponsored ADR Representing
          10 Ord Shrs                                     FN           53,000          523,375
        Sociedad Quimica y Minera de Chile SA
          Sponsored ADR Representing 10 Series B Shrs     CH           15,000          460,312
==============================================================================================
                                                                                     1,966,874
33.18   MEXICO
        Alfa SA de CV Participation Certificates
          Series A Shrs(a)                                CH          135,718          486,978
        Carso Global Telecomunicaciones SA
          Series A-1 Shrs(a)                              TL          140,000          819,847
        Cemex SA de CV Series B Shrs                      BD          135,000          578,551





                                                                    SHARES OR
                                                    INDUSTRY        PRINCIPAL
%       DESCRIPTION                                     CODE           AMOUNT            VALUE


        Consorcio ARA SA de CV
          Regulation S Sponsored ADR Representing
            10 Shrs(a)(c)                                 HB            1,400   $       52,173
          Sponsored ADR Representing 10 Shrs(a)(b)        HB            5,932          221,067
        Corporacion GEO SA de CV Series B Shrs(a)         HB          100,000          376,916
        Grupo Carso SA de CV Series A-1 Shrs(a)           CG          150,000          594,123
        Grupo Financiero Bancomer SA de CV
          Series O Shrs(a)                                FN        1,475,732          372,390
        Grupo Financiero Banorte SA de CV
          Series O Shrs(a)                                FN          250,000          271,508
        Grupo Industrial Bimbo SA de CV Series A Shrs(a)  FD          180,000          403,428
        Grupo Industrial Maseca SA de CV Series B Shrs    FD          550,000          374,787
        Grupo Industrial Saltillo SA de CV Series B Shrs  IS          150,000          504,685
        Grupo Posadas SA Series A Shrs(a)                 LH          291,600          198,084
        Grupo Televisa SA de CV Participation
          Certificates Representing Series A,
          D & L Shrs(a)                                   BR           56,500        1,100,884
        Grupo Televisa SA de CV Sponsored GDR
          Representing 2 Ord Participation
          Certificates(a)                                 BR            5,000          191,250
        Industrias Penoles SA Participation Certificates  MM          150,000          402,470
        Kimberly-Clark de Mexico SA de CV Series A Shrs   PF          160,000          565,588
        Pepsi-Gemex SA Sponsored GDR Representing 6Ord
          Participation Certificates(a)                   BV           45,000          348,750
==============================================================================================
                                                                                     7,863,479
1.12    PANAMA
        Banco Latinoamericano de Exportaciones SA
          Series E Shrs                                   BK           10,000          266,250
==============================================================================================
4.13    PERU
        Credicorp Ltd                                     FN           38,250          408,797
        Ferreyros SAA                                     MY          414,035          263,274
        Luz del Sur Servicios SAA Series B Shrs           EU          250,000          168,716
        Union de Cervecerias Backus y Johnston SAA
          Series I Shrs                                   BV          385,560          138,774
==============================================================================================
                                                                                       979,561
1.62    VENEZUELA
        CA La Electricidad de Caracas Sponsored ADR
          Representing 50 Equity Units                    EU           22,796          383,431
==============================================================================================
        TOTAL COMMON STOCKS (Cost $18,146,533)                                      14,760,853
==============================================================================================
32.18   PREFERRED STOCKS
3.05    ARGENTINA
        Nortel Inversora SA ADR Representing 1/20th
          Pfd B Shr                                       TL           48,300          721,481
==============================================================================================
27.15   BRAZIL
        Cia Cimento Portland Itau Pfd                     BD        1,250,000          109,121
        Cia de Tecidos Norte de Minas Coteminas Pfd       TA        3,800,000          295,579
        Cia Energetica de Brasilia Pfd Series A Shrs(a)   EU        2,080,000           38,411
        Cia Energetica de Minas Gerais Pfd                EU       26,711,876          464,879
        Cia Energetica do Ceara-Coelce Series A Shrs Pfd  EU       99,496,350          211,576
        Cia Vale do Rio Doce Pfd A Shrs(a)                MM           35,000          693,341





                                                                    SHARES OR
                                                    INDUSTRY        PRINCIPAL
%       DESCRIPTION                                     CODE           AMOUNT            VALUE


        Eletropaulo Metropolitana SA Pfd(a)               EU       11,028,000   $      453,586
        Embratel Participacoes SA Pfd                     TL       29,000,000          316,452
        Empresa Bandeirante de Energia SA Pfd(a)          EU       12,240,000           66,440
        Investimentos Itaus SA Pfd                        CG        1,000,000          498,041
        Investimentos Itaus SA Pfd Receipts               CG           40,287           19,163
        Petroleo Brasileiro SA Pfd                        OG        7,535,000        1,085,765
        Renner Participacoes SA Pfd                       RT       10,000,000           10,632
        Tele Centro Sul Participacoes SA ADR
          Representing 5,000 Pfd Shrs                     TN            4,000          213,250
        Tele Norte Leste Paricipacoes SA Pfd              TN       25,000,000          409,905
        Telecomunicacoes Brasileiras SA Sponoserd ADR
          Representing 1,000 Pfd Shrs                     TN            6,000              375
        Telecomunicacoes de Sao Paulo SA Pfd              TN        4,025,000          403,176
        Usinas Siderurgicas de Minas Gerais SA
          Pfd A Shrs(a)                                   IS          130,000          381,925
        Votorantim Celulose e Papel SA Pfd                PF       27,010,000          763,142
==============================================================================================
                                                                                     6,434,759
1.98    LUXEMBOURG
        Quilmes Industrial Quinsa SA Sponsored ADR
          Representing Non-Voting Pfd                     BV           45,000          469,687
==============================================================================================
        TOTAL PREFERRED STOCKS (Cost $11,523,206)                                    7,625,927
==============================================================================================
5.54    OTHER SECURITIES
5.54    MEXICO
        Controladora Comercial Mexicana SA de CV GDR
          Representing 20 Linked BC Units (Each unit
          consists of 3 Series B Shrs and 1 Series C Shr) RT           27,000          462,375
        Controladora Comercial Mexicana SA de CV BC Units
          (Each unit consists of 3 Series B Shrs and
          1 Series C Shr)                                 RT           62,800           52,824
        Fomento Economico Mexicano SA de CV Sponsored
          ADR Representing 10 Units
          (Each unit consists of 10 Series B Shrs,
          20 Series D-B Shrs and 20 Series D-L Shrs)      BV           23,200          797,500
==============================================================================================
        TOTAL OTHER SECURITIES (Cost $1,037,109)                                     1,312,699
==============================================================================================
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $30,706,848)
        (Cost for Income Tax Purposes $30,922,503)                              $   23,699,479
==============================================================================================

Realty Fund
94.67   COMMON STOCKS
1.52    LODGINGHOTELS
        Host Marriott                                                  16,490   $      170,053
        MeriStar Hotels & Resorts(a)                                   19,000           70,062
==============================================================================================
                                                                                       240,115





                                                                    SHARES OR
                                                    INDUSTRY        PRINCIPAL
%       DESCRIPTION                                     CODE           AMOUNT            VALUE


85.78   REAL ESTATE INVESTMENT TRUST
        Apartment Investment & Management Class A Shrs                 20,000   $      816,250
        Arden Realty                                                   37,600          888,300
        Avalonbay Communities                                          32,223        1,093,568
        Boston Properties                                              21,400          732,950
        CarrAmerica Realty                                             20,600          496,975
        Cornerstone Properties                                         10,000          159,375
        Duke-Weeks Realty                                              40,000          875,000
        Equity Office Properties Trust                                 44,000        1,105,500
        Equity Residential Properties Trust SBI                        20,000          826,250
        General Growth Properties                                      17,000          562,062
        Highwoods Properties                                            1,300           30,550
        Hospitality Properties Trust SBI                                  700           19,075
        Innkeepers USA Trust                                           30,000          266,250
        Kilroy Realty                                                   2,700           60,750
        Kimco Realty                                                    2,000           75,000
        Liberty Property Trust SBI                                      2,300           54,337
        Mack-Cali Realty                                               10,000          280,000
        Prentiss Properties Trust SBI                                  18,200          419,738
        Prologis Trust SBI                                             45,800          890,238
        Public Storage                                                 34,400          883,650
        Reckson Associates Realty                                      18,100          403,856
        SL Green Realty                                                10,500          217,219
        Starwood Hotels & Resorts Worldwide SBI Class B Shrs           52,000        1,404,000
        Sunstone Hotel Investors                                       20,000          182,500
        Taubman Centers                                                18,200          241,150
        Vornado Realty Trust                                           15,000          530,625
==============================================================================================
                                                                                    13,515,168
7.37    REAL ESTATE RELATED
        Excel Legacy(a)                                                30,000          120,000
        St Joe                                                          9,700          242,500
        Trizec Hahn                                                    43,000          798,188
==============================================================================================
                                                                                     1,160,688
        TOTAL COMMON STOCKS (Cost $15,514,396)                                      14,915,971
==============================================================================================
5.33    SHORT-TERM INVESTMENTSREPURCHASE AGREEMENTS
        Repurchase Agreement with State Street dated 7/30/1999
          due 8/2/1999 at 4.960%, repurchased at $839,347
          (Collateralized by US Treasury Inflationary Index
          Notes, due 7/15/2002 at 3.625%, value $858,660)
          (Cost $839,000)                                         $   839,000          839,000
==============================================================================================
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $16,353,396)
        (Cost for Income Tax Purposes $16,948,543)                              $   15,754,971
==============================================================================================




                                                                    SHARES OR
                                                    INDUSTRY        PRINCIPAL
%       DESCRIPTION                                     CODE           AMOUNT            VALUE

Telecommunications Fund
90.33   COMMON STOCKS
1.51    BERMUDA
        Global Crossing Ltd(a)                            TL          375,301   $   15,574,992
==============================================================================================
2.99    CANADA
        AT&T Canada Class B Shrs Depository Receipts(a)   TN          324,300       20,451,169
        Nortel Networks                                   CM          116,300       10,307,088
==============================================================================================
                                                                                    30,758,257
2.00    FINLAND
        Nokia Corp Sponsored ADR Representing
          Class A Shrs                                    CM          241,900       20,576,619
==============================================================================================
2.75    GERMANY
        Mannesmann AG                                     MY          185,800       28,258,253
==============================================================================================
1.50    IRELAND
        Bord Telecom Eireann PLC Sponsored ADR
          Representing 4 Shrs(a)                          TN          313,000        6,162,188
        Esat Telecom Group PLCSponsored ADR
          Representing 2 Ord Shrs(a)                      TL          229,100        9,278,550
==============================================================================================
                                                                                    15,440,738
1.94    NETHERLANDS
        Equant NV New York Shrs(a)                        CO          214,700       19,094,881
        Versatel Telecom International NV(a)              TN           66,600          926,666
==============================================================================================
                                                                                    20,021,547
6.43    UNITED KINGDOM
        COLT Telecom Group PLC Sponsored ADR
          Representing 4 Ord Shrs(a)                      TN          307,000       27,668,375
        Energis PLC(a)                                    TN          308,500        8,236,210
        Freeserve PLC(a)                                  CO          565,100        2,160,490
        Vodafone Airtouch PLC Sponsored ADR
          Representing 10 Ord Shrs                        TC          133,700       28,143,850
==============================================================================================
                                                                                    66,208,925
71.21   UNITED STATES
        ADC Telecommunications(a)                         CM          198,600        8,837,700
        Allegiance Telecom(a)                             TL          170,800        8,593,375
        Amdocs Ltd(a)                                     TN          546,000       14,537,250
        America Online(a)                                 SV          183,900       17,493,487
        Ameritech Corp                                    TN          110,400        8,086,800
        AT&T Corp                                         TL          292,620       15,197,951
        Bell Atlantic                                     TN          130,610        8,326,387
        BellSouth Corp                                    TN          439,200       21,081,600
        CMGI Inc(a)                                       SV          153,200       14,123,125
        CenturyTel Inc                                    TN          166,875        7,133,906
        Cisco Systems(a)                                  CO          450,550       27,990,419





                                                                    SHARES OR
                                                    INDUSTRY        PRINCIPAL
%       DESCRIPTION                                     CODE           AMOUNT            VALUE


        Comverse Technology(a)                            CM          144,200   $   10,896,113
        Concentric Network(a)                             CO          312,400        7,536,650
        COVAD Communications Group(a)                     CO          183,500        8,441,000
        Crown Castle International(a)                     TC          357,600        7,531,950
        EMC Corp(a)                                       CO          261,500       15,837,094
        eBay Inc(a)                                       RT           69,100        6,750,206
        EchoStar Communications Class A Shrs(a)           BR          403,400       27,582,475
        Exodus Communications(a)                          CO          143,200       17,192,950
        Frontier Corp                                     TN          400,400       22,197,175
        GTE Corp                                          TN          111,000        8,179,312
        Gemstar International Group Ltd(a)                PI          261,600       17,331,000
        General Instrument(a)                             CM          370,200       16,797,825
        Global TeleSystems Group(a)                       TL          623,600       19,877,250
        Intermedia Communications(a)                      TN          339,100        9,346,444
        JDS Uniphase(a)                                   EL          174,600       15,779,475
        Lucent Technologies                               CM          287,375       18,697,336
        MCI WorldCom(a)                                   TL          273,012       22,523,490
        McLeodUSA Inc(a)                                  TN          241,400        7,196,737
        Metromedia Fiber Network Class A Shrs(a)          CM          667,200       21,433,800
        Microsoft Corp(a)                                 CO          213,500       18,320,969
        Motorola Inc                                      CM           69,700        6,360,125
        NTL Inc(a)                                        CA          181,000       18,801,375
        NEXTLINK Communications Class A Shrs(a)           TN          275,800       30,924,075
        NorthPoint Communications Group(a)                CO           40,800          994,500
        PSINet Inc(a)                                     CO          346,000       17,894,695
        QUALCOMM Inc(a)                                   CM          101,000       15,756,000
        Qwest Communications International(a)             TL          242,600        7,156,700
        RCN Corp(a)                                       TN          226,900        9,529,800
        SBC Communications                                TN          545,600       31,201,500
        SDL Inc(a)                                        ES          115,400        7,839,987
        Scientific-Atlanta Inc                            CM          160,500        5,858,250
        Sprint Corp                                       TL          302,600       15,640,637
        Tandy Corp                                        RT          300,000       15,393,750
        Teligent Inc Class A Shrs(a)                      TC          146,450       10,562,706
        Tellabs Inc(a)                                    CM          279,000       17,175,937
        Verio Inc(a)                                      CO          127,900        9,120,869
        Viatel Inc(a)                                     TL          325,000       12,025,000
        Visual Networks(a)                                CO           74,000        2,668,625
        Vitesse Semiconductor(a)                          ES          138,000        8,814,750
        VoiceStream Wireless(a)                           TC          413,100       18,641,138





                                                                    SHARES OR
                                                    INDUSTRY        PRINCIPAL
%       DESCRIPTION                                     CODE           AMOUNT            VALUE


        WinStar Communications(a)                         TC          288,100   $   15,125,250
        Yahoo! Inc(a)                                     CO           35,000        4,775,313
==============================================================================================
                                                                                   733,112,233
        TOTAL COMMON STOCKS (Cost $642,212,782)                                    929,951,564
==============================================================================================
9.67    SHORT-TERM INVESTMENTS
7.77    COMMERCIAL PAPER
7.77    UNITED STATES
        American Express Credit, 5.080%, 8/5/1999         CF      $40,000,000       40,000,000
        Ford Motor Credit, 5.100%, 8/3/1999               FN      $40,000,000       40,000,000
==============================================================================================
          TOTAL COMMERCIAL PAPER (Cost $80,000,000)                                 80,000,000
==============================================================================================
1.90    REPURCHASE AGREEMENTS
1.90    UNITED STATES
        Repurchase Agreement with State Street dated
          7/30/1999 due 8/2/1999 at 4.960%,
          repurchased at $19,548,077 (Collateralized
          by US Treasury Bonds, due 8/15/2013 at
          12.000%, value $20,011,433) (Cost $19,540,000)  RA      $19,540,000       19,540,000
==============================================================================================
        TOTAL SHORT-TERM INVESTMENTS (Cost $99,540,000)                             99,540,000
==============================================================================================
100.00  TOTAL INVESTMENT SECURITIES AT VALUE
        (Cost $741,752,782)
        (Cost for Income Tax Purposes $743,279,194)                             $1,029,491,564
==============================================================================================

(a) Security is non-income producing.
(b) Securities acquired pursuant to Rule 144A. The Fund deems such securities to be liquid because an institutional market exists.
(c) The following are restricted securities at July 31, 1999:


SCHEDULE OF RESTRICTED OR ILLIQUID SECURITIES

                                                                                      VALUE AS
                                                 ACQUISITION      ACQUISITION             % OF
DESCRIPTION                                          DATE(S)             COST       NET ASSETS
---------------------------------------------------------------------------------------------
Latin American Growth Fund
Consorcio ARA SA de CV Regulation S
  Sponsored ADR Representing 10 Shrs         1/7/97-10/17/97         $ 63,175           0.22%
Rossi Residencial SA GDR Regulation S
  Representing 5 Ord Shrs                           07/15/97          820,400            0.20
=============================================================================================
                                                                                        0.42%
==============================================================================================

SUMMARY OF INVESTMENTS BY INDUSTRY


                                                      SHARES OR
                                      INDUSTRY        PRINCIPAL
INDUSTRY                                  CODE           AMOUNT            VALUE
--------------------------------------------------------------------------------
Latin American Growth Fund
Banks                                       BK             5.90%  $    1,399,128
Beverages                                   BV            10.20        2,417,273
Broadcasting                                BR             5.45        1,292,134
Building Materials                          BD             4.52        1,072,005
Chemicals                                   CH             4.00          947,290
Conglomerates                               CG             4.69        1,111,327
Electric Utilities                          EU             9.90        2,346,211
Financial                                   FN             7.45        1,765,403
Foods                                       FD             3.28          778,215
Homebuilding                                HB             2.94          697,036
Iron & Steel                                IS             4.16          985,768
Lodging  Hotels                             LH             0.84          198,084
Machinery                                   MY             1.11          263,274
Metals Mining                               MM             4.62        1,095,811
Oil & Gas Related                           OG             4.58        1,085,765
Paper & Forest Products                     PF             5.61        1,328,730
Retail                                      RT             2.22          525,831
Telecommunications--Long Distance           TL             7.84        1,857,780
Telephone                                   TN             9.44        2,236,835
Textile--Apparel Manufacturing              TA             1.25          295,579
================================================================================
                                                         100.00%  $   23,699,479
================================================================================

Telecommunications Fund
Broadcasting                                BR             2.68%  $   27,582,475
Cable                                       CA             1.83       18,801,375
Communications--Equipment & Manufacturing   CM            14.83      152,696,793
Computer Related                            CO            14.77      152,028,455
Consumer Finance                            CF             3.89       40,000,000
Electronics                                 EL             1.53       15,779,475
Electronics--Semiconductor                  ES             1.62       16,654,737
Financial                                   FN             3.89       40,000,000
Machinery                                   MY             2.74       28,258,253
Photography & Imaging                       PI             1.68       17,331,000
Repurchase Agreements                       RA             1.90       19,540,000
Retail                                      RT             2.15       22,143,956
Services                                    SV             3.07       31,616,612
Telecommunications--Cellular & Wireless     TC             7.77       80,004,894
Telecommunications--Long Distance           TL            12.22      125,867,945
Telephone                                   TN            23.43      241,185,594
================================================================================
                                                         100.00% $ 1,029,491,564
================================================================================

See Notes to Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

INVESCO Specialty Funds, Inc.
July 31, 1999

                                          LATIN AMERICAN
                                                  GROWTH                  REALTY
                                                    FUND                    FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                          $       30,706,848     $       16,353,396
================================================================================
  At Value(a)                         $       23,699,479     $       15,754,971
Cash                                                   0                  6,110
Receivables:
  Investment Securities Sold                      23,116              1,395,672
  Fund Shares Sold                                 4,871                645,467
  Dividends and Interest                         116,310                  3,714
Prepaid Expenses and Other Assets                 27,816                 29,514
================================================================================
TOTAL ASSETS                                  23,871,592             17,835,448
================================================================================
LIABILITIES
Payables:
  Custodian                                       78,526                      0
  Distributions to Shareholders                    1,042                  8,362
  Investment Securities Purchased                      0                      0
  Fund Shares Repurchased                        187,232                402,052
Accrued Distribution Expenses                      5,962                  3,969
Accrued Expenses and Other Payables               30,857                 15,375
================================================================================
TOTAL LIABILITIES                                303,619                429,758
================================================================================
NET ASSETS AT VALUE                   $       23,567,973     $       17,405,690
================================================================================
NET ASSETS
Paid-in Capital(b)                    $       45,847,487     $       25,544,789
Accumulated Undistributed Net
  Investment Income (Loss)                        21,585                (13,166)
Accumulated Undistributed Net
  Realized Loss on Investment
  Securities and Foreign Currency
  Transactions                               (15,296,162)            (7,527,508)
Net Depreciation of Investment
  Securities and Foreign Currency
  Transactions                                (7,004,937)              (598,425)
================================================================================
NET ASSETS AT VALUE                   $       23,567,973     $       17,405,690
================================================================================
Shares Outstanding                             2,853,193               2,523,480
NET ASSET VALUE, Offering and
  Redemption Price per Share          $             8.26     $              6.90
================================================================================

(a) Investment securities at cost and value at July 31, 1999 include a repurchase agreement of $839,000 for Realty Fund.

(b) The Fund has 800 million authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual Fund. See Notes to Financial Statements

See Notes to Financial Statements

INVESCO Specialty Funds, Inc.
July 31, 1999

                                                              TELECOMMUNICATIONS
                                                                            FUND
--------------------------------------------------------------------------------
ASSETS
Investment Securities:
  At Cost(a)                                                 $      741,752,782
================================================================================
  At Value(a)                                                $    1,029,491,564
Receivables:
  Investment Securities Sold                                            859,659
  Fund Shares Sold                                                    6,895,990
  Dividends and Interest                                                478,854
Appreciation on Forward Foreign Currency Contracts                       23,565
Prepaid Expenses and Other Assets                                       140,933
================================================================================
TOTAL ASSETS                                                      1,037,890,565
================================================================================
LIABILITIES
Payables:
  Custodian                                                               2,465
  Investment Securities Purchased                                     4,876,501
  Fund Shares Repurchased                                             3,521,685
Accrued Distribution Expenses                                           219,156
Accrued Expenses and Other Payables                                      14,365
================================================================================
TOTAL LIABILITIES                                                     8,634,172
================================================================================
NET ASSETS AT VALUE                                          $    1,029,256,393
================================================================================
NET ASSETS
Paid-in Capital(b)                                           $      740,054,274
Accumulated Undistributed Net Investment Loss                          (147,992)
Accumulated Undistributed Net Realized Gain on
  Investment Securities and Foreign Currency Transactions             1,610,507
Net Appreciation of Investment Securities and
  Foreign Currency Transactions                                     287,739,604
================================================================================
NET ASSETS AT VALUE                                          $    1,029,256,393
================================================================================
Shares Outstanding                                                   32,368,809
NET ASSET VALUE, Offering and Redemption
Price per Share                                              $            31.80
================================================================================

(a) Investment securities at cost and value at July 31, 1999 include a repurchase agreement of $19,540,000.

(b) The Fund has 800 million authorized shares of common stock, par value of $0.01 per share. Of such shares, 100 million have been allocated to each individual Fund. See Notes to Financial Statements

See Notes to Financial Statements

STATEMENT OF OPERATIONS

INVESCO Specialty Funds, Inc.
Year Ended July 31, 1999

                                          LATIN AMERICAN
                                                  GROWTH                  REALTY
                                                    FUND                    FUND
--------------------------------------------------------------------------------

INVESTMENT INCOME
INCOME
Dividends                                   $    606,177     $        1,050,159
Interest                                          42,334                110,326
  Foreign Taxes Withheld                         (55,471)                  (392)
================================================================================
  TOTAL INCOME                                   593,040              1,160,093
================================================================================
EXPENSES
Investment Advisory Fees                         176,481                157,568
Distribution Expenses                             58,827                 52,522
Transfer Agent Fees                              320,395                219,575
Administrative Fees                               15,500                 14,814
Custodian Fees and Expenses                       66,531                 16,043
Directors Fees and Expenses                       10,103                  9,479
Professional Fees and Expenses                    25,428                 19,233
Registration Fees and Expenses                    36,659                 34,587
Reports to Shareholders                           70,405                 52,780
Other Expenses                                    14,550                  1,683
================================================================================
  TOTAL EXPENSES                                 794,879                578,284
  Fees and Expenses Absorbed by Investment
    Adviser                                     (286,269)              (296,226)
  Fees and Expenses Paid Indirectly              (37,974)                (9,164)
================================================================================
    NET EXPENSES                                 470,636                272,894
================================================================================
NET INVESTMENT INCOME                            122,404                887,199
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                       (7,528,927)            (7,221,719)
  Foreign Currency Transactions               (3,390,315)                 7,103
================================================================================
    Total Net Realized Loss                  (10,919,242)            (7,214,616)
================================================================================
Change in Net Appreciation (Depreciation) of:
  Investment Securities                        3,417,020              3,441,428
  Foreign Currency Transactions               (2,232,715)                27,723
================================================================================
    Total Net Appreciation                     1,184,305              3,469,151
================================================================================
NET LOSS ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS               (9,734,937)            (3,745,465)
================================================================================
NET DECREASE IN NET ASSETS FROM OPERATIONS  $ (9,612,533)    $       (2,858,266)
================================================================================

See Notes to Financial Statements

INVESCO Specialty Funds, Inc.
Year Ended July 31, 1999

                                                              TELECOMMUNICATIONS
                                                                            FUND
--------------------------------------------------------------------------------

INVESTMENT INCOME
INCOME
Dividends                                                    $        1,694,795
Interest                                                              2,013,945
  Foreign Taxes Withheld                                                (62,432)
================================================================================
TOTAL INCOME                                                          3,646,308
================================================================================
EXPENSES
Investment Advisory Fees                                              3,079,599
Distribution Expenses                                                 1,233,307
Transfer Agent Fees                                                   1,211,700
Administrative Fees                                                     145,056
Custodian Fees and Expenses                                              72,543
Directors Fees and Expenses                                              21,879
Professional Fees and Expenses                                           37,762
Registration Fees and Expenses                                           98,193
Reports to Shareholders                                                 224,344
Other Expenses                                                           18,954
================================================================================
  TOTAL EXPENSES                                                      6,143,337
  Fees and Expenses Paid Indirectly                                     (48,993
===============================================================================
    NET EXPENSES                                                      6,094,344
================================================================================
NET INVESTMENT LOSS                                                  (2,448,036)
================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON
  INVESTMENT SECURITIES
Net Realized Gain (Loss) on:
  Investment Securities                                               2,869,599
  Foreign Currency Transactions                                      (1,168,817)
================================================================================
    Total Net Realized Gain                                           1,700,782
================================================================================
Change in Net Appreciation (Depreciation) of:
  Investment Securities                                             245,426,818
  Foreign Currency Transactions                                        (102,416)
================================================================================
    Total Net Appreciation                                          245,324,402
================================================================================
NET GAIN ON INVESTMENT SECURITIES AND
  FOREIGN CURRENCY TRANSACTIONS                                     247,025,184
================================================================================
NET INCREASE IN NET ASSETS FROM OPERATIONS                   $      244,577,148
================================================================================

See Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

Latin American Growth Fund

                                                         YEAR ENDED JULY 31
--------------------------------------------------------------------------------
                                                    1999                    1998

OPERATIONS
Net Investment Income (Loss)          $          122,404     $           (2,871)
Net Realized Loss on Investment
  Securities and Foreign Currency
  Transactions                               (10,919,242)            (1,133,650)
Change in Net Appreciation
  (Depreciation) of Investment
  Securities and Foreign
  Currency Transactions                        1,184,305            (28,995,772)
================================================================================
NET DECREASE IN NET ASSETS FROM
  OPERATIONS                                  (9,612,533)           (30,132,293)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                            (60,137)                     0
In Excess of Net Investment Income                     0                 (1,644)
Net Realized Gain on Investment
  Securities and Foreign Currency
  Transactions                                         0             (5,377,132)
In Excess of Net Realized Gain on
  Investment Securities and Foreign
  Currency Transactions                         (324,757)            (3,968,378)
================================================================================
TOTAL DISTRIBUTIONS                             (384,894)            (9,347,154)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                 38,298,451             41,383,944
Reinvestment of Distributions                    377,451              9,253,953
================================================================================
                                              38,675,902             50,637,897
Amounts Paid for Repurchases of Shares       (39,835,797)          (106,705,315)
================================================================================
NET DECREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                     (1,159,895)           (56,067,418)
================================================================================
TOTAL DECREASE IN NET ASSETS                 (11,157,322)           (95,546,865)
NET ASSETS
Beginning of Period                           34,725,295            130,272,160
================================================================================
End of Period (Including Accumulated
  Undistributed (Distributions in
  Excess of) Net Investment Income
  of $21,585 and ($42,636),
  respectively)                       $       23,567,973     $       34,725,295
================================================================================

          ------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                    4,926,437              2,743,691
Shares Issued from Reinvestment
  of Distributions                                49,594                725,787
================================================================================
                                               4,976,031              3,469,478
Shares Repurchased                            (5,228,033)            (7,456,925)
================================================================================
NET DECREASE IN FUND SHARES                     (252,002)            (3,987,447)
================================================================================

See Notes to Financial Statements

Realty Fund
                                                         YEAR ENDED JULY 31
--------------------------------------------------------------------------------
                                                    1999                    1998

OPERATIONS
Net Investment Income                 $          887,199     $        1,293,905
Net Realized Gain (Loss) on
  Investment Securities and
  Foreign Currency Transactions               (7,214,616)             4,205,231
Change in Net Appreciation
  (Depreciation) of Investment
  Securities and Foreign
  Currency Transactions                        3,469,151             (6,267,343)
================================================================================
NET DECREASE IN NET ASSETS FROM
  OPERATIONS                                  (2,858,266)              (768,207)
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Investment Income                           (860,435)            (1,231,251)
Net Realized Gain on Investment
  Securities and Foreign Currency
  Transactions                                         0             (2,808,471)
In Excess of Net Realized Gain on
  Investment Securities and Foreign
  Currency Transactions                       (1,731,958)                     0
================================================================================
TOTAL DISTRIBUTIONS                           (2,592,393)            (4,039,722)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares                116,589,416            125,593,955
Reinvestment of Distributions                  2,451,567              3,806,928
================================================================================
                                             119,040,983            129,400,883
Amounts Paid for Repurchases of Shares      (119,732,760)          (137,702,363)
================================================================================
NET DECREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                       (691,777)            (8,301,480)
================================================================================
TOTAL DECREASE IN NET ASSETS                  (6,142,436)           (13,109,409)
NET ASSETS
Beginning of Period                           23,548,126             36,657,535
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Income
  (Loss) of ($13,166) and $10,184,
  respectively)                       $      17,405,690      $      23,548,126
================================================================================

          ------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                   15,431,175             11,521,060
Shares Issued from Reinvestment of
  Distributions                                  346,136                366,311
================================================================================
                                              15,777,311             11,887,371
Shares Repurchased                           (15,826,855)           (12,649,335)
================================================================================
NET DECREASE IN FUND SHARES                      (49,544)              (761,964)
================================================================================

See Notes to Financial Statements

Telecommunications Fund

                                                         YEAR ENDED JULY 31
--------------------------------------------------------------------------------
                                                    1999                    1998

OPERATIONS
Net Investment Loss                   $       (2,448,036)    $         (230,214)
Net Realized Gain on Investment
  Securities and Foreign Currency
  Transactions                                 1,700,782              6,087,498
Change in Net Appreciation of
  Investment Securities and Foreign
  Currency Transactions                      245,324,402             30,321,776
================================================================================
NET INCREASE IN NET ASSETS FROM
  OPERATIONS                                 244,577,148             36,179,060
================================================================================
DISTRIBUTIONS TO SHAREHOLDERS
Net Realized Gain on Investment
  Securities and Foreign Currency
  Transactions                                (5,207,012)            (5,103,352)
================================================================================
FUND SHARE TRANSACTIONS
Proceeds from Sales of Shares              1,499,364,986            521,582,449
Reinvestment of Distributions                  5,082,544              4,810,525
================================================================================
                                           1,504,447,530            526,392,974
Amounts Paid for Repurchases of Shares      (991,137,779)          (353,350,473)
================================================================================
NET INCREASE IN NET ASSETS FROM
  FUND SHARE TRANSACTIONS                    513,309,751            173,042,501
================================================================================
TOTAL INCREASE IN NET ASSETS                 752,679,887            204,118,209
NET ASSETS
Beginning of Period                          276,576,506             72,458,297
================================================================================
End of Period (Including Accumulated
  Undistributed Net Investment Loss
  of ($147,992) and ($3,205),
  respectively)                       $    1,029,256,393     $      276,576,506
================================================================================

          ------------------------------------------------------------

FUND SHARE TRANSACTIONS
Shares Sold                                   57,707,098             28,810,576
Shares Issued from Reinvestment
  of Distributions                               268,634                319,200
================================================================================
                                              57,975,732             29,129,776
Shares Repurchased                           (39,721,071)           (19,749,078)
================================================================================
NET INCREASE IN FUND SHARES                   18,254,661              9,380,698
================================================================================

See Notes to Financial Statements

INVESCO Notes to financial statements -- INVESCO Specialty Funds, Inc.

NOTE  1  -- ORGANIZATION  AND  SIGNIFICANT  ACCOUNTING  POLICIES.   INVESCO
Specialty Funds, Inc. (the Fund) is incorporated in Maryland and presently consists of three separate Funds: Latin American Growth Fund, Realty Fund and Telecommunications Fund (formerly known as Worldwide Communications Fund). On May 28, 1999, the board of directors approved the name change to Telecommunications Fund. On February 3, 1999, the board of directors of the Fund approved the liquidation of Worldwide Capital Goods Fund and effective May 21, 1999, Worldwide Capital Goods Fund liquidated its assets and closed the Fund. The investment objectives of the Funds are: to achieve capital appreciation for Latin American Growth; to achieve current income for Realty Fund; and to achieve a high total return on investments through capital appreciation and current income for Telecommunications Fund. The Fund is registered under the Investment Company Act of 1940 (the Act) as a diversified, open-end management investment company.

On May 20, 1999, shareholders of Realty and S&P 500 Index Funds, and on May 28, 1999, shareholders of Latin American Growth and Telecommunications Funds approved an Agreement and Plan of Reorganization and Termination, providing for the conversion of each Fund from a separate series of INVESCO Specialty Funds, Inc. to the following:


FUND                                           NEW SERIES                          EFFECTIVE DATE
---------------------------------------------------------------------------------------------------
Latin American Growth Fund                     INVESCO International Funds, Inc.   October 20, 1999
Realty Fund                                    INVESCO Sector Funds, Inc.          March 20, 2000
S&P 500 Index Fund                             INVESCO Stock Funds, Inc.           July 15, 1999
Telecommunications Fund                        INVESCO Sector Funds, Inc.          March 20, 2000


On May 20, 1999, the board of directors approved an Agreement and Plan of Reorganization and Termination in which the following Funds which were previously a series of INVESCO Specialty Funds, Inc. merged: Asian Growth Fund (Target Fund) into INVESCO International Funds, Inc. - Pacific Basin Fund (Surviving Fund) and European Small Company Fund (Target Fund) into INVESCO International Funds, Inc. - European Fund (Surviving Fund), effective close of business on June 18, 1999. Shareholders of the Target Funds became shareholders of the Surviving Funds and received shares of the surviving Funds equal in dollar value to the then current value of their shares in the Target Funds.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION -- Equity securities traded on national securities exchanges or in the over-the-counter market are valued at the last sales price in the market where such securities are primarily traded. If last sales prices are not available, securities are valued at the highest closing bid price obtained from one or more dealers making a market for such securities or by a pricing service approved by the Funds board of directors.

Foreign securities are valued at the closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for foreign securities, prices will be obtained from the principal stock exchange at or prior to the close of the New York Stock Exchange. Foreign currency exchange rates are determined daily prior to the close of the New York Stock Exchange.

If market quotations or pricing service valuations are not readily available, securities are valued at fair value as determined in good faith under procedures established by the Funds board of directors. Restricted securities are valued in accordance with procedures established by the Funds board of directors.

Short-term securities are stated at amortized cost (which approximates market value) if maturity is 60 days or less at the time of purchase, or market value if maturity is greater than 60 days.

Assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars at the prevailing market rates as quoted by one or more banks or dealers on the date of valuation.

B. REPURCHASE AGREEMENTS -- Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities and such collateral is in the possession of the Funds custodian. The collateral is evaluated daily to ensure its market value exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

C. SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME -- Security transactions are accounted for on the trade date and dividend income is recorded on the ex dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex dividend date. Interest income, which may be comprised of stated coupon rate, market discount, original issue discount and amortized premium, is recorded on the accrual basis. Income and expenses on foreign securities are translated into U.S. dollars at rates of exchange prevailing when accrued. Cost is determined on the specific identification basis. The cost of foreign securities is translated into U.S. dollars at the rates of exchange prevailing when such securities are acquired.

The Fund may have elements of risk due to concentrated investments in specific industries or foreign issuers located in a specific country. Such concentrations may subject the Fund to additional risks resulting from future political or economic conditions and/or possible impositions of adverse foreign governmental laws or currency exchange restrictions. Net realized and unrealized gain or loss from investment securities includes fluctuations from currency exchange rates and fluctuations in market value.

The Funds use of short-term forward foreign currency contracts may subject it to certain risks as a result of unanticipated movements in foreign exchange rates. The Fund does not hold short-term forward foreign currency contracts for trading purposes. The Fund may hold foreign currency in anticipation of settling foreign security transactions and not for investment purposes.

Restricted securities held by the Fund may not be sold except in exempt transactions or in a public offering registered under the Securities Act of 1933. The risk of investing in such securities is generally greater than the risk of investing in the securities of widely held, publicly traded companies. Lack of a secondary market and resale restrictions may result in the inability of each Fund to sell a security at a fair price and may substantially delay the sale of the security which each Fund seeks to sell. In addition, these securities may exhibit greater price volatility than securities for which secondary markets exist.

D. FEDERAL AND STATE TAXES -- The Fund has complied, and continues to comply, with the provisions of the Internal Revenue Code applicable to regulated investment companies and, accordingly, has made or intends to make sufficient distributions of net investment income and net realized capital gains, if any, to relieve it from all federal and state income taxes and federal excise taxes. At July 31, 1999, Latin American Growth and Realty Funds had $6,196,374 and $6,043,601 in net capital loss carryovers which expire in the year 2007.

Latin American Growth and Realty Funds incurred and elected to defer post-October 31 net capital losses of $8,885,961 and $894,436, respectively, to the years ended October 31, 1999 and March 31, 2000, respectively. Latin

American Growth and Telecommunications Funds incurred and elected to defer post-October 31 net currency losses of $26,068 and $142,796, respectively, to the years ended October 31, 1999 and March 31, 2000, respectively. To the extent future capital gains and income are offset by capital loss carryovers and deferred post-October 31 losses, such gains and income will not be distributed to shareholders.

Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

Investment income received from foreign sources may be subject to foreign withholding taxes. Dividend and interest income is shown gross of foreign withholding taxes in the accompanying financial statements.

E. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Dividends and distributions to shareholders are recorded by the Fund on the ex dividend/distribution date. The Fund distributes net realized capital gains, if any, to its shareholders at least annually, if not offset by capital loss carryovers. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, nontaxable dividends, net operating losses and expired capital loss carryforwards.

For the year ended July 31, 1999, the effects of such differences were as follows:

                                                    ACCUMULATED
                                    ACCUMULATED   UNDISTRIBUTED
                                  UNDISTRIBUTED    NET REALIZED
                                            NET         GAIN ON
                                     INVESTMENT      INVESTMENT         PAID-IN
FUND                                     INCOME      SECURITIES         CAPITAL
--------------------------------------------------------------------------------
Latin  American  Growth Fund         $    1,954        $(1,954)     $         0
Realty Fund                             (50,114)        50,114                0
Telecommunications Fund               2,303,249         77,586       (2,380,835)

Net investment income, net realized gains (losses) and net assets were not affected.

F. FORWARD FOREIGN CURRENCY CONTRACTS -- The Fund enters into forward foreign currency contracts in connection with planned purchases or sales of securities as a hedge against fluctuations in foreign exchange rates pending the settlement of transactions in foreign securities. A forward foreign currency contract is an agreement between contracting parties to exchange an amount of currency at some future time at an agreed upon rate. These contracts are marked-to-market daily and the related appreciation or depreciation of the contracts is presented in the Statement of Assets and Liabilities. Any realized gain or loss incurred by the Fund upon the sale of securities is included in the Statement of Operations.

G. EXPENSES -- Each of the Funds bears expenses incurred specifically on its behalf and, in addition, each Fund bears a portion of general expenses, based on the relative net assets of each Fund. Under an agreement between each Fund and the Funds Custodian, agreed upon Custodian Fees and Expenses are reduced by credits granted by the Custodian from any temporarily uninvested cash. Such credits are included in Fees and Expenses Paid Indirectly in the Statement of Operations.

NOTE 2 -- INVESTMENT ADVISORY AND OTHER AGREEMENTS. INVESCO Funds Group, Inc. ("IFG") serves as the Funds investment adviser. As compensation for its services to the Funds, IFG receives an investment advisory fee which is accrued daily at the applicable rate and paid monthly. The fee is based on the annual rate of each Funds average net assets as follows:


                                            AVERAGE NET ASSETS
-----------------------------------------------------------------------------------------------------
                                         $500         $1          $2          $4         $6
                             $0 TO    MILLION    BILLION     BILLION     BILLION    BILLION        OVER
                              $500      TO $1      TO $2       TO $4       TO $6      TO $8          $8
FUND                       MILLION    BILLION    BILLION     BILLION     BILLION    BILLION     BILLION
-----------------------------------------------------------------------------------------------------
Latin American Growth Fund   0.75%      0.65%      0.55%    0.45%(a)    0.40%(a)    0.375%(a)   0.35%(a)
Telecommunications Fund      0.65%      0.55%      0.45%       0.45%    0.40%(a)    0.375%(a)   0.35%(a)
Realty Fund(b)               0.75%      0.65%      0.55%       0.45%       0.40%       0.375%      0.35%


(a) These additional contractual breakpoints became effective May 13, 1999.

(b) Prior to May 13, 1999, the investment advisory fee for Realty Fund was computed at an annual rate of 0.75% of average net assets. Effective May 13, 1999, the investment advisory fee became contractual and is computed at the above rates.

In accordance with a Sub-Advisory Agreement between IFG and INVESCO Asset Management, Ltd (IAM), an affiliate of IFG, investment decisions of Latin American Growth Fund are made by IAM. A separate Sub-Advisory Agreement between IFG and INVESCO Realty Advisors (IRAI), an affiliate of IFG, provides that investment decisions of Realty Fund are made by IRAI. Fees for such sub-advisory services are paid by IFG.

A plan of distribution pursuant to Rule 12b-1 of the Act (the Plan) provides for compensation of marketing and advertising expenditures to INVESCO Distributors, Inc. (IDI or the Distributor), a wholly owned subsidiary of IFG, to a maximum of 0.25% of annual average net assets. For the year ended, July 31, 1999, Latin American Growth, Realty and Telecommunications Funds paid the Distributor $60,568, $54,902 and $1,072,046, respectively, under the plan of distribution.

IFG receives a transfer agent fee from each Fund at an annual rate of $20.00 per shareholder account, or, where applicable, per participant in an omnibus account, per year. IFG may pay such fee for participants in omnibus accounts to affiliates or third parties. The fee is paid monthly at one-twelfth of the annual fee and is based upon the actual number of accounts in existence during each month.

In accordance with an Administrative Services Agreement, each Fund paid IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.015% of average net assets to provide administrative, accounting and clerical services. The fee is accrued daily and paid monthly. Effective May 13, 1999, each Fund pays IFG an annual fee of $10,000, plus an additional amount computed at an annual rate of 0.045% of average net assets.

IFG and IAM have voluntarily agreed to absorb certain fees and expenses incurred by Latin American Growth Fund. IFG has voluntarily agreed to absorb certain fees and expenses incurred by Realty Fund.

A 1% redemption fee is retained by Latin American Growth Fund to offset transaction costs and other expenses associated with short-term redemptions and exchanges. The fee is imposed on redemptions or exchanges of shares held less than three months. The redemption fee is accounted for as an addition to Paid-in Capital by Latin American Growth Fund. Total redemption fees received by Latin American Growth Fund for the year ended July 31, 1999 were $267,420. Effective May 1, 1999, the redemption fee retained by Latin American Growth Fund changed to 2% for shares held less than three months.

NOTE 3 -- PURCHASES AND SALES OF INVESTMENT SECURITIES.  For the year ended
July 31, 1999, the aggregate cost of purchases and proceeds from sales of investment securities (excluding all U.S. Government securities and short-term securities) were as follows:

FUND                                                 PURCHASES            SALES
--------------------------------------------------------------------------------
Latin American Growth Fund                        $ 20,395,682     $ 21,029,190
Realty Fund                                        122,475,040      125,614,346
Telecommunications Fund                            710,195,889      286,125,606

There were no purchases or sales of U.S. Government securities.

NOTE 4 -- APPRECIATION AND DEPRECIATION. At July 31, 1999, the gross appreciation of securities in which there was an excess of value over tax cost, the gross depreciation of securities in which there was an excess of tax cost over value and the resulting net appreciation (depreciation) by Fund were as follows:

                                                                            NET
                                        GROSS            GROSS     APPRECIATION
FUND                             APPRECIATION     DEPRECIATION   (DEPRECIATION)
--------------------------------------------------------------------------------
Latin American Growth Fund      $   2,132,752    $   9,355,776   $  (7,223,024)
Realty Fund                            21,282        1,214,854      (1,193,572)
Telecommunications Fund           295,982,265        9,769,895     286,212,370

NOTE 5 -- TRANSACTIONS WITH AFFILIATES. Certain of the Funds officers and directors are also officers and directors of IFG, IDI, IAM or IRAI.

Each Fund has adopted an unfunded defined benefit deferred compensation plan covering all independent directors of the Fund who will have served as an independent director for at least five years at the time of retirement. Benefits under this plan are based on an annual rate equal to 50% of the sum of the retainer fee at the time of retirement plus the meeting attendance fees.

Pension expenses for the year ended July 31, 1999, included in Directors Fees and Expenses in the Statement of Operations, and unfunded accrued pension costs and pension liability included in Prepaid Expenses and Accrued Expenses, respectively, in the Statement of Assets and Liabilities were as follows:

                                                      UNFUNDED
                                      PENSION          ACCRUED          PENSION
FUND                                 EXPENSES    PENSION COSTS        LIABILITY
--------------------------------------------------------------------------------
Latin American Growth Fund           $  1,275             $  0         $  2,964
Realty Fund                               737               64            1,310
Telecommunications Fund                 3,295            4,355            9,554

The independent directors have contributed to a deferred fee agreement plan, pursuant to which they have deferred receipt of a portion of the compensation which they would otherwise have been paid as directors of selected INVESCO Funds. The deferred amounts may be invested in the shares of any of the INVESCO Funds, excluding the INVESCO Variable Investment Funds.

NOTE 6 -- LINE OF CREDIT. Each Fund has available a Redemption Line of Credit Facility (LOC), from a consortium of national banks, to be used for temporary or emergency purposes to fund redemptions of investor shares. The LOC permits borrowings to a maximum of 10% of the Net Assets at Value of each respective Fund. Each Fund agrees to pay annual fees and interest on the unpaid principal balance based on prevailing market rates as defined in the agreement. At July 31, 1999, there were no such borrowings.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Directors and Shareholders of INVESCO Specialty Funds, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the statement of investment securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of INVESCO Latin American Growth Fund, INVESCO Realty Fund, and INVESCO Telecommunications Fund, formerly INVESCO Worldwide Communications Fund, (constituting INVESCO Specialty Funds, Inc., hereafter referred to as the Fund) at July 31, 1999, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as financial statements) are the responsibility of the Funds management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Denver, Colorado
September 8, 1999

FINANCIAL HIGHLIGHTS

Latin American Growth Fund
(For a Fund Share Outstanding Throughout Each Period)


                                                                                      PERIOD
                                                                                       ENDED
                                                          YEAR ENDED JULY 31         JULY 31
--------------------------------------------------------------------------------------------
                                            1999       1998       1997       1996    1995(a)
PER SHARE DATA
Net Asset Value  Beginning of Period     $ 11.18   $  18.37   $  12.86   $  11.69  $   10.00
============================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)             0.04       0.00       0.13       0.08       0.02
Net Gains or (Losses) on Securities
    (Both Realized and Unrealized)        (2.83)     (5.41)       5.88       1.62       1.69
============================================================================================
TOTAL FROM INVESTMENT OPERATIONS          (2.79)     (5.41)       6.01       1.70       1.71
============================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income(c)     0.02       0.00       0.14       0.09       0.02
Distributions from Capital Gains            0.00       1.02       0.36       0.44       0.00
In Excess of Capital Gains                  0.11       0.76       0.00       0.00       0.00
============================================================================================
TOTAL DISTRIBUTIONS                         0.13       1.78       0.50       0.53       0.02
============================================================================================
Net Asset Value--End of Period           $  8.26   $  11.18   $  18.37   $  12.86  $   11.69
============================================================================================

TOTAL RETURN(d)                         (24.87%)   (30.64%)     48.06%     15.27%  17.09%(e)

RATIOS
Net Assets--End of Period
  ($000 Omitted)                        $ 23,568   $ 34,725   $130,272   $ 32,064  $   7,423
Ratio of Expenses to Average
  Net Assets(f)                         2.17%(g)   1.99%(g)   1.76%(g)   2.14%(g)   2.00%(h)
Ratio of Net Investment Income to
  Average Net Assets(f)                    0.52%      0.00%      1.35%      1.26%   0.79%(h)
Portfolio Turnover Rate                      90%        33%        72%        29%     30%(e)

(a) From February 15, 1995, commencement of investment operations, to July 31, 1995.

(b) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the year ended July 31, 1998.

(c) Distributions in excess of net investment income for the year ended July 31, 1998, aggregated less than $0.01 on a per share basis.

(d) The applicable redemption fees are not included in the Total Return calculation.

(e) Based on operations for the period shown and, accordingly, are not representative of a full year.

(f) Various expenses of the Fund were voluntarily absorbed by IFG and IAM for the year ended July 31, 1999 and the period ended July 31, 1995. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 3.39% and 4.49%(annualized), respectively, and ratio of net investment income to average net assets would have been (0.70%) and (1.70%)(annualized), respectively.

(g) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, where applicable, which is before any expense offset arrangements.

(h) Annualized

FINANCIAL HIGHLIGHTS


Realty Fund
(For a Fund Share Outstanding Throughout Each Period)

                                                                       PERIOD
                                                                        ENDED
                                              YEAR ENDED JULY 31      JULY 31
--------------------------------------------------------------------------------
                                               1999         1998      1997(a)
PER SHARE DATA
Net Asset Value--Beginning of Period        $  9.15     $  10.99     $  10.00
================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income                          0.33         0.38         0.22
Net Gains or (Losses) on Securities
  (Both Realized and Unrealized)             (1.56)       (0.96)         0.99
================================================================================
TOTAL FROM INVESTMENT OPERATIONS             (1.23)       (0.58)         1.21
================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income          0.34         0.39          0.22
Distributions from Capital Gains              0.00         0.87          0.00
In Excess of Capital Gains                    0.68         0.00          0.00
================================================================================
TOTAL DISTRIBUTIONS                           1.02         1.26          0.22
================================================================================
Net Asset Value--End of Period              $ 6.90     $   9.15      $  10.99
================================================================================

TOTAL RETURN                              (13.29%)      (6.49%)     12.24%(b)

RATIOS
Net Assets--End of Period ($000 Omitted)   $17,406      $23,548       $36,658
Ratio of Expenses to Average Net
  Assets(c)(d)                               1.34%        1.22%      1.20%(e)
Ratio of Net Investment Income to
  Average Net Assets(c)                      4.23%        3.53%      4.08%(e)
Portfolio Turnover Rate                    697%(f)         258%        70%(b)


(a) From January 1, 1997,  commencement  of investment  operations,  to July 31,
    1997.

(b) Based on operations for the period shown and, accordingly, are not representative of a full year.

(c) Various expenses of the Fund were voluntarily absorbed by IFG for the years ended July 31, 1999 and 1998 and the period ended July 31, 1997. If such expenses had not been voluntarily absorbed, ratio of expenses to average net assets would have been 2.76%, 1.97% and 1.83% (annualized), respectively, and ratio of net investment income to average net assets would have been 2.81%, 2.78 3.45% (annualized), respectively.

(d) Ratio is based on Total Expenses of the Fund, less Expenses Absorbed by Investment Adviser, which is before any expense offset arrangements.

(e) Annualized

(f) Portfolio turnover was greater than expected during the year due to active trading undertaken in response to market conditions.

FINANCIAL HIGHLIGHTS

Telecommunications Fund
(For a Fund Share Outstanding Throughout Each Period)



                                                                     YEAR ENDED JULY 31
------------------------------------------------------------------------------------------------------
                                                     1999        1998       1997       1996    1995(a)
PER SHARE DATA
Net Asset Value--Beginning of Period             $  19.60    $  15.31   $  12.43   $  12.30   $  10.00
======================================================================================================
INCOME FROM INVESTMENT OPERATIONS
Net Investment Income (Loss)(b)                    (0.00)        0.01       0.06       0.22       0.11
Net Gains on Securities
  (Both Realized and Unrealized)                    12.57        5.32       3.90       1.38       2.35
======================================================================================================
TOTAL FROM INVESTMENT OPERATIONS                    12.57        5.33       3.96       1.60       2.46
======================================================================================================
LESS DISTRIBUTIONS
Dividends from Net Investment Income                 0.00        0.00       0.06       0.22       0.11
Distributions from Capital Gains                     0.37        1.04       1.02       1.25       0.05
======================================================================================================
TOTAL DISTRIBUTIONS                                  0.37        1.04       1.08       1.47       0.16
======================================================================================================
Net Asset Value--End of Period                   $  31.80    $  19.60   $  15.31   $  12.43   $  12.30
======================================================================================================

TOTAL RETURN                                       65.52%      36.79%     33.93%     13.67%     24.83%

RATIOS
Net Assets--End of Period ($000 Omitted)       $1,029,256    $276,577    $72,458    $50,516    $27,254
Ratio of Expenses to Average Net Assets          1.24%(c)    1.32%(c)   1.69%(c)   1.66%(c)      1.95%
Ratio of Net Investment Income(Loss) to
  Average Net Assets                              (0.49%)     (0.16%)      0.56%      1.78%      1.43%
Portfolio Turnover Rate                               62%         55%        96%       157%       215%

(a) Commencement of investment operations was August 1, 1994.

(b) Net Investment Income (Loss) aggregated less than $0.01 on a per share basis for the year ended July 31, 1999.

(c) Ratio is based on Total Expenses of the Fund, which is before any expense offset arrangements.

OTHER INFORMATION

UNAUDITED

On May 28, 1999, a special meeting of the shareholders of Latin American Growth Fund was held at which the ten directors identified below were elected. The selection of PricewaterhouseCoopers LLP as independent accountants (Proposal 1), the approval of changes to the fundamental investment restrictions identified below (Proposal 2) and the approval of an Agreement and Plan of Conversion and Termination providing for the conversion of Latin American Growth Fund from a separate series of the Fund to a separate series of INVESCO International Funds, Inc. (Proposal 3) were ratified. The following is a report of the votes cast:

                                                            WITHHELD/
NOMINEE/PROPOSAL                             FOR   AGAINST    ABSTAIN      TOTAL
--------------------------------------------------------------------------------
Latin American Growth Fund
Charles W. Brady                       1,318,631       N/A     84,749  1,403,380
Fred A. Deering                        1,318,631       N/A     84,749  1,403,380
Mark H. Williamson                     1,318,631       N/A     84,749  1,403,380
Dr. Victor L. Andrews                  1,318,631       N/A     84,749  1,403,380
Bob R. Baker                           1,318,631       N/A     84,749  1,403,380
Lawrence H. Budner                     1,318,631       N/A     84,749  1,403,380
Dr. Wendy Lee Gramm                    1,318,631       N/A     84,749  1,403,380
Kenneth T. King                        1,318,792       N/A     84,588  1,403,380
John W. McIntyre                       1,318,792       N/A     84,588  1,403,380
Dr. Larry Soll                         1,318,792       N/A     84,588  1,403,380

Proposal 1                             1,318,722    34,529     50,127  1,403,378

Proposal 2
Modification of Fundamental
  Investment Restrictions on:
a--Investment objectives of
  Realty Fund                          1,199,848    88,366    115,166  1,403,380
b-Issuer diversification               1,199,848    88,366    115,166  1,403,380
c--Borrowing securities and adoption
  of non-fundamental restriction on
  borrowing                            1,199,848    88,366    115,166  1,403,380
d--Real estate investments             1,199,848    88,366    115,166  1,403,380
e--Investing in commodities            1,199,848    88,366    115,166  1,403,380
f--Loans                               1,199,848    88,366    115,166  1,403,380
g--Underwriting securities             1,199,848    88,366    115,166  1,403,380
h--Industry concentration for Latin
  American Growth Fund only            1,199,848    88,366    115,166  1,403,380
i--Investing in another investment
  company                              1,199,848    88,366    115,166  1,403,380
Adoption of Fundamental
  Restriction on:
j--Issuance of senior securities       1,199,848    88,366    115,166  1,403,380

Proposal 3                             1,224,852    80,740     97,788  1,403,380

UNAUDITED

On May 20, 1999 and May 28, 1999, a special meeting of the shareholders of Realty and Telecommunications Funds, respectively, were held at which the ten directors identified below were elected. The selection of PricewaterhouseCoopers LLP as independent accountants (Proposal 1), the approval of changes to the fundamental investment restrictions identified below (Proposal 2) and the approval of an Agreement and Plan of Conversion and Termination providing for the conversion of each Fund from a separate series of the Fund to a separate series of INVESCO Sector Funds, Inc. (Proposal 3) each were ratified. The following is a report of the votes cast:

                                                            WITHHELD/
NOMINEE/PROPOSAL                             FOR   AGAINST    ABSTAIN        TOTAL
----------------------------------------------------------------------------------
Realty Fund
Charles W. Brady                       1,366,922       N/A     73,675    1,440,597
Fred A. Deering                        1,366,736       N/A     73,861    1,440,597
Mark H. Williamson                     1,367,121       N/A     73,476    1,440,597
Dr. Victor L. Andrews                  1,369,225       N/A     71,372    1,440,597
Bob R. Baker                           1,369,104       N/A     71,493    1,440,597
Lawrence H. Budner                     1,369,818       N/A     70,779    1,440,597
Dr. Wendy Lee Gramm                    1,370,423       N/A     70,174    1,440,597
Kenneth T. King                        1,367,960       N/A     72,637    1,440,597
John W. McIntyre                       1,369,600       N/A     70,997    1,440,597
Dr. Larry Soll                         1,370,412       N/A     70,185    1,440,597

Proposal 1                             1,378,380    31,780     30,436    1,440,596

Proposal 2
Modification of Fundamental
  Investment Restrictions on:
a--Investment objectives of
  Realty Fund                          1,146,214    77,582    216,801    1,440,597
b--Issuer diversification              1,146,214    77,582    216,801    1,440,597
c--Borrowing securities and adoption
  of non-fundamental restriction on
  borrowing                            1,146,214    77,582    216,801    1,440,597
d--Real estate investments             1,146,214    77,582    216,801    1,440,597
e--Investing in commodities            1,146,214    77,582    216,801    1,440,597
f--Loans                               1,146,214    77,582    216,801    1,440,597
g--Underwriting securities             1,146,214    77,582    216,801    1,440,597
h--Industry concentration for Latin
  American Growth Fund only            1,146,214    77,582    216,801    1,440,597
i--Investing in another investment
  company                              1,146,214    77,582    216,801    1,440,597
Adoption of Fundamental Restriction
  on:
j--Issuance of senior securities       1,146,214    77,582    216,801    1,440,597

Proposal 3                             1,188,679    61,135    190,783    1,440,597

                                                            WITHHELD/
NOMINEE/PROPOSAL                             FOR   AGAINST    ABSTAIN        TOTAL
----------------------------------------------------------------------------------
Telecommunications Fund
Charles W. Brady                      12,906,336      N/A     429,123   13,335,459
Fred A. Deering                       12,906,061      N/A     429,398   13,335,459
Mark H. Williamson                    12,909,520      N/A     425,939   13,335,459
Dr. Victor L. Andrews                 12,910,377      N/A     425,082   13,335,459
Bob R. Baker                          12,921,076      N/A     414,383   13,335,459
Lawrence H. Budner                    12,922,283      N/A     413,176   13,335,459
Dr. Wendy Lee Gramm                   12,922,879      N/A     412,580   13,335,459
Kenneth T. King                       12,923,761      N/A     411,698   13,335,459
John W. McIntyre                      12,924,464      N/A     410,995   13,335,459
Dr. Larry Soll                        12,925,904      N/A     409,555   13,335,459

Proposal 1                            12,821,274  126,466     387,718   13,335,458

Proposal 2
Modification of Fundamental
  Investment Restrictions on:
a--Investment objectives of
  Realty Fund                         10,050,148  506,309   2,799,002   13,355,459
b--Issuer diversification             10,042,737  513,720   2,799,002   13,355,459
c--Borrowing securities and adoption
  of non-fundamental restriction on
  borrowing                           10,044,751  511,706   2,799,002   13,355,459
d--Real estate investments            10,043,229  513,228   2,799,002   13,355,459
e--Investing in commodities           10,047,198  509,259   2,799,002   13,355,459
f--Loans                              10,042,737  513,720   2,799,002   13,355,459
g--Underwriting securities            10,047,691  508,766   2,799,002   13,355,459
h--Industry concentration for Latin
  American Growth Fund only           10,047,108  507,349   2,799,002   13,353,459
I--Investing in another investment
  company                             10,041,357  515,100   2,799,002   13,355,459
Adoption of Fundamental Restriction
  on:
j--Issuance of senior securities      10,047,691  508,766   2,799,002   13,355,459

Proposal 3                            10,284,204  383,719   2,667,536   13,335,459


                             INVESCO Family of Funds

                                                                       Newspaper
Fund Name                    Fund Code      Ticker Symbol           Abbreviation
--------------------------------------------------------------------------------
Stock
Growth & Income                 21              IVGIX                 Gro&Inc
INVESCO Endeavor                61              IVENX                 Endeavor
Blue Chip Growth                10              FLRFX                 BlChpGro
Dynamics                        20              FIDYX                 Dynm
Small Company Growth            60              FIEGX                 SmCoGth
Value Equity                    46              FSEQX                 ValEq
S&P 500 Index Fund-Class II     23              ISPIX                 SP500II
--------------------------------------------------------------------------------
Bond
U.S. Government Securities      32              FBDGX                 USGvt
Select Income                   30              FBDSX                 SelInc
High Yield                      31              FHYPX                 HiYld
Tax-Free Bond (formerly,
  Tax-Free Long-Term Bond)      35              FTIFX                 TxFreBd
--------------------------------------------------------------------------------
Combination Stock & Bond
Equity Income                                   FIIIX                 EquityInc
(formerly Industrial Income)    15
Total Return                    48              FSFLX                 TotRtn
Balanced                        71              IMABX                 Bal
--------------------------------------------------------------------------------
Sector
Energy                          50              FSTEX                 Enrgy
Financial Services              57              FSFSX                 FinSvc
Gold                            51              FGLDX                 Gold
Health Sciences                 52              FHLSX                 HlthSc
Leisure                         53              FLISX                 Leisur
Realty                          42              IVSRX                 Realty
Technology-Class II             55              FTCHX                 Tech
Utilities                       58              FSTUX                 Util
Telecommunications              39              ISWCX                 Telecomm
  (formerly Worldwide Communications)
--------------------------------------------------------------------------------
International
International Blue Chip         09              IIBCX                 ItlBlChp
Pacific Basin                   54              FPBSX                 PcBas
European                        56              FEURX                 Europ
Latin American Growth           34              IVSLX                 LtnAmerGr
--------------------------------------------------------------------------------
Money Market
U.S. Government Money Fund      44              FUGXX                 InvGvtMF
Cash Reserves                   25              FDSXX                 InvCshR
Tax-Free Money Fund             40              FFRXX                 InvTaxFree
Money Market Reserve            96              IMRXX                 INVESCOMMR
Tax-Exempt Reserve              95              ITTXX                 INVESCOTTE


FOR MORE INFORMATION ABOUT ANY OF THE INVESCO FUNDS, INCLUDING MANAGEMENT FEES AND EXPENSES, PLEASE CALL US AT 1-800-525-8085 FOR A PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

                                 [INVESCO ICON]
                                    INVESCO

                     YOU SHOULD KNOW WHAT INVESCO KNOWS(TM)






We're easy to stay in touch with:

Investor Services: 1-800-525-8085
PAL(R), your personal account line: 1-800-424-8085
On the World Wide Web: www.invesco.com

In Denver, visit one of our convenient Investor Centers:
Cherry Creek, 3003 East Third Avenue, Suite 1
Denver Tech Center, 7800 East Union Avenue, Lobby Level

INVESCO Distributors, Inc.,(SM) Distributor
Post Office Box 173706
Denver, Colorado 80217-3706

This information must be preceded or accompanied by a current prospectus.


ASF 9023 8/99